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                                 EXHIBIT 10.30
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           AMENDED AND RESTATED COLUMBIA/HCA HEALTHCARE CORPORATION
                      1995 MANAGEMENT STOCK PURCHASE PLAN

1.   PURPOSES; CONSTRUCTION.
     ----------------------

     This Plan shall be known as the "Amended and Restated Columbia/HCA Healthcare Corporation 1995 Management Stock Purchase Plan" and is hereinafter referred to as the "Plan." The purposes of the Plan are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives to develop and maintain a substantial equity-based interest in Columbia/HCA Healthcare Corporation (the "Company"), and to provide incentives to such executives to contribute to the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.

     The terms of the Plan shall be as set forth below, effective January 1, 1998.

2.   ADMINISTRATION OF THE PLAN.
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     (a)  The Plan shall be administered by the Compensation Committee (the
          "Committee") which consists of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "Non-Employee Directors" with respect to the Plan within the meaning of Rule 16b-3 under the Exchange Act. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

     (c) No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

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3.   DEFINITIONS.
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     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "Agreement" shall mean an agreement entered into between the Company and a Participant in connection with a grant under the Plan.

     (b) "Average Market Value" of a Share on any grant date shall mean the average of the closing prices on the New York Stock Exchange Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock Exchange) of a Share for all of the trading days (including the grant date, if a trading day) after the next preceding grant date; provided, however, that for the grant date occurring on June 30, 1998, "Average Market Value" shall mean such average for all of the trading days (including June 30, 1998, if a trading day) for the period after March 1, 1998.

     (c)  "Board " shall mean the Board of Directors of the Company.

     (d) "Annual Bonus" shall mean the bonus earned by a Participant under the Annual Bonus Plan.

     (e) "Annual Bonus Plan" shall mean the Columbia/HCA Healthcare Corporation Annual Incentive Plan, as amended from time to time.

     (f) "Cause" shall mean the Participant's fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the Participant's duties or failure or refusal to perform the Participant's duties (other than as a result of Disability) at any time while in the employ of the Company or a Subsidiary.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (h)  "Committee" shall mean the Compensation Committee of the Board.

     (i) "Company" shall mean Columbia/HCA Healthcare Corporation, a Delaware corporation, or any successor corporation.

     (j) "Disability" shall mean a Participant's total and permanent inability to perform his or her duties with the Company or any Subsidiary by reason of any medically determinable physical or mental impairment, within the meaning of Code Section 22(e)(3).

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (l) "Fair Market Value" per Share, Restricted Share or Restricted Share Unit shall mean the closing price on the New York Stock Exchange Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock

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          Exchange) of a Share for the relevant valuation date (or next preceding trading day, if such valuation date is not a trading day).

     (m) "Participant" shall mean a person who receives a grant of Restricted Shares under the Plan.

     (n) "Participating Subsidiary" shall mean any Subsidiary that is designated by the Committee or Board to be a participating employer under the Plan.

     (o) "Plan" shall mean the Amended and Restated Columbia/HCA Healthcare Corporation 1995 Management Stock Purchase Plan, as in effect from time to time.

     (p) "Restricted Period" shall have the meaning given in Section 6(b) hereof.

     (q) "Restricted Share" or "Restricted Shares" shall mean the common stock purchased hereunder subject to restrictions.

     (r) "Restricted Share Unit" or "Restricted Share Units" shall have the meaning given in Section 6(e) hereof.

     (s) "Rule 16b-3" shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

     (t) "Section 16 Person" shall mean a Participant who is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

     (u) "Shares" shall mean the voting shares of common stock of the Company, with a par value of $.01 per share.

     (v) "Subsidiary" shall mean any subsidiary of the Company (whether or not a subsidiary as of the date the Plan is adopted).

4.   STOCK SUBJECT TO PLAN.
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     The maximum number of Shares which shall be distributed as Restricted
     Shares under the Plan shall be 3,000,000 Shares, which number shall be subject to adjustment as provided in Section 8 hereof. Such Shares may be either authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company.

     If any outstanding Restricted Shares under the Plan shall be forfeited and reacquired by the Company, the Shares so forfeited shall (unless the Plan shall have been terminated) again become available for use under the Plan.

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5.   ELIGIBILITY.
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     All officers of the Company and each Participating Subsidiary shall be eligible to become Participants in the Plan.

     Prior to 1998, each Participant could elect to receive, in lieu of a specified portion of his or her Annual Bonus, Restricted Shares granted pursuant to, and subject to the terms and conditions of, the Plan. Any Restricted Shares held on January 1, 1998 by Participants (or to be granted with respect to the 1997 Annual Bonus), on account of such prior elections, shall continue to be subject to the terms and conditions of the Plan applicable to such Restricted Shares.

     Effective beginning with the calendar year 1998, each Participant may elect to reduce his base salary by a specified percentage thereof (not to exceed 25%) and, in lieu of receiving such salary, receive a number of Restricted Shares equal to the amount of such salary reduction divided by a dollar amount equal to 75% of the Average Market Value of a Share on the date on which such Restricted Shares are granted. Any such election shall be effective beginning with the first pay period that ends after January 1 of the calendar year next following the calendar year in which such election is made (and shall become irrevocable on December 31 of the calendar year in which it is made); provided, however, that any election filed on or
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     before March 13, 1998 shall become effective as of the first pay period ending after March 1, 1998. Any cancellation of, or other change in, any such salary reduction election shall become effective as of the first pay period ending after January 1 of the calendar year next following the calendar year in which notice of such cancellation or change is filed (and any such notice shall become irrevocable on December 31 of the calendar year in which it is filed).

     Any salary reduction hereunder shall apply ratably to the Participant's salary for each pay period covered by such election. Restricted Shares shall be granted in respect of such salary reductions on June 30 and December 31 of each calendar year. The number of Restricted Shares granted on each such date shall be based upon the aggregate salary reduction for pay periods ending since the next preceding grant date and 75% of the Average Market Value of a Share on such grant date.

     In the event that a Participant who has elected salary reductions hereunder shall terminate employment before Restricted Shares are granted in respect of all such salary reductions, any salary reduction amounts in respect of which Restricted Shares have not been granted by the date of Participant's termination of employment shall be returned to Participant promptly in cash.

6.   RESTRICTED SHARES.
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     Each grant of Restricted Shares under the Plan shall be evidenced by a written Agreement between the Company and Participant, which shall be in such form as the Committee shall from time to time approve and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with such terms as the Committee, in its discretion, may establish):

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     (a)  NUMBER OF SHARES.  Each Agreement shall state the number of Restricted
          Shares to be granted thereunder.

     (b) RESTRICTED PERIOD. Subject to such exceptions as may be determined by the Committee in its discretion, the Restricted Period for Restricted Shares granted under the Plan shall be three (3) years from the date of grant.

     (c) OWNERSHIP AND RESTRICTIONS. At the time of grant of Restricted Shares, a certificate representing the number of Restricted Shares granted shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Participant shall have all rights of a stockholder with respect to such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this Plan or the Agreement with respect to such Restricted Shares; (ii) none of the Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except by will or the applicable laws of descent and distribution) during such Restricted Period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company or any subsidiaries for the entire Restricted Period and unless any other restrictive conditions relating to the Restricted Shares are met. Any common stock, any other securities of the Company and any other property (except cash dividends) distributed with respect to the Restricted Shares shall be subject to the same restrictions, terms and conditions as such Restricted Shares.

     (d) TERMINATION OF RESTRICTIONS. At the end of the Restricted Period and provided that any other restrictive conditions of the Restricted Shares are met, or at such earlier time as shall be determined by the Committee, all restrictions set forth in the Agreement relating to the Restricted Shares or in the Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legend (other than as required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

     (e) RESTRICTED SHARE UNITS. Notwithstanding anything elsewhere in the Plan to the contrary, if during the Restricted Period relating to a Participant's Restricted Shares the Committee shall determine that the Company may lose its Federal income tax deduction in connection with the future lapsing of the restrictions on such Restricted Shares because of the deductibility cap of section 162(m) of the Code, the Committee, in its discretion, may convert some or all of such Restricted

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          Shares into an equal number of Restricted Share Units, as to which payment will be postponed until such time as the Company will not lose its Federal income tax deduction for such payment under section 162(m). Until payment of the Restricted Share Units is made, the Participant will be credited with dividend equivalents on the Restricted Share Units, which dividend equivalents will be converted into additional Restricted Share Units. When payment of any Restricted Share Units is made, it will be in the same form as would apply if the Participant were then holding Restricted Shares instead of Restricted Share Units.

7.   TERMINATION OF EMPLOYMENT
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     The following rules shall apply, in the event of a Participant's termination of employment with the Company and its Subsidiaries, with respect to Restricted Shares held by the Participant at the time of such termination:

     (a) TERMINATION OF EMPLOYMENT DURING RESTRICTED PERIOD. Except as provided herein, if during the Restricted Period for any Restricted Shares held by a Participant the Participant's employment is terminated either (i) for Cause by the Company or a Subsidiary or (ii) for any reason by the Participant, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company's general assets a cash payment equal to the lesser of (i) the Fair Market Value of such Restricted Shares on the Participant's last day of employment or (ii) the aggregate Annual Bonus amounts or aggregate amount of salary (as the case may be) foregone by the Participant as a condition of receiving such Restricted Shares.

          Except as otherwise provided herein, if a Participant's employment is terminated by the Company or a Subsidiary without Cause during the Restricted Period for any Restricted Shares held by the Participant, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company's general assets a cash payment equal to either (i) the Fair Market Value of such Restricted Shares on the Participant's last day of employment or (ii) the aggregate Annual Bonus amounts or aggregate amount of salary (as the case may be) foregone by the Participant as a condition of receiving such Restricted Shares, with the Committee to have the sole discretion as to which of such amounts shall be payable. The Committee shall be considered to have delegated its authority to determine the amount of payment pursuant to this Section 7(a) Paragraph 2 to the Chief Executive Office of the Company as it relates to Non-Section 16 Persons, which authority is revocable at any time.

          If the employment of a Participant holding Restricted Share Units terminates during the Restricted Period relating to such Restricted Share Units, they shall be treated in a manner substantially equivalent to the treatment of Restricted Shares set forth above.

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     (b)  ACCELERATED LAPSE OF RESTRICTIONS.  Upon a termination of employment which results from a Participant's death or Disability, all restrictions then outstanding with respect to Restricted Shares held by such Participant shall automatically expire and be of no further force and effect.

     (c) RETIREMENT OF PARTICIPANT. Upon the retirement of a Participant, the Committee shall determine, in its discretion, whether all restrictions then outstanding with respect to Restricted Shares held by the Participant shall expire or the Participant shall instead be treated as though the Participant's employment had been terminated by the Company without Cause, as described above.

8.   DILUTION AND OTHER ADJUSTMENTS.
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     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number of Shares that may be distributed as Restricted Shares under the Plan and the number of Restricted Shares outstanding under the Plan as may be determined to be appropriate by the Committee in its sole discretion; provided, however, that the number of Shares thus subject to the Plan shall always be a whole number.

9.   PAYMENT OF WITHHOLDING AND PAYROLL TAXES.
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     Subject to the requirements of Section 16(b) of the Exchange Act, the
     Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a grant of Restricted Shares hereunder, or the lapse of restrictions with respect thereto, by having the Company withhold Shares or by the Participant's delivering other Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld. In the absence of such withholding or delivery of Shares, the Company shall otherwise withhold from any payment under the Plan all amounts required by law to be withheld.

10.  NO RIGHTS TO EMPLOYMENT.
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     Nothing in the Plan or in any grant made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, or interfere with, or limit in any way, the right of the Company or any Subsidiary to terminate such Participant's employment. Grants made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or a Subsidiary.

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11.  AMENDMENT AND TERMINATION OF THE PLAN.
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     The Board, at any time and from time to time, may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any grants previously made, unless the written consent of the Participant is obtained.

12.  TERM OF THE PLAN.
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     The Plan shall terminate ten years from the date that the Plan was originally approved by the Board. No other grants may be made after such termination, but termination of the Plan shall not, without the consent of any Participant who then holds Restricted Shares or to whom Restricted Share Units are then credited, alter or impair any rights or obligations in respect of such Restricted Shares or Restricted Share Units.

13.  GOVERNING LAW.
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     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.

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